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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                JANUARY 28, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                                SMARTSOURCES.COM
                 (formerly Innovest Capital Sources Corporation,
            Telco Communications, Inc. and Cody Capital Corporation)
               (Exact Name of Registrant as Specified in Charter)


          COLORADO                    33-1933 3-D                84-1073083
----------------------------          -----------            -------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                          2030 MARINE DRIVE, SUITE 100
                North Vancouver. British Columbia V7P 1V7, Canada
          (Address of Principal Executive Offices, Including Zip Code)


                                 (604) 986-0889
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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                                SMARTSOURCES.COM

                                    FORM 8-K

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

        As of January 28, 1999 the Board of Directors of Registrant approved the appointment of Moss Adams LLP ("Principal Accountant") as the Registrant's independent auditor. Prior to such engagement, the Registrant consulted the Principal Accountant regarding the accounting treatment for the reversed acquisition of Nifco Investments, Ltd. by the Registrant.

        Registrant has provided the Principal Accountant with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. The Principal Accountant had no additional information or comments to address to the Commission in response to this item.

        Prior to the engagement of the Principal Accountants, the Company had engaged Green & McElreath ("Former Auditors") as its independent auditor to audit its financial statements. The Former Auditor's report for the fiscal years ending December 31, 1996 and December 31, 1997 contained no adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim periods through the date of termination, there have been no disagreements between the Company and the Former Auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused such firm to make reference to the subject matter of the disagreement in connection with its report.

        Registrant has provided the Former Auditors with a copy of the disclosures being reported in this report on Form 8-K prior to its filing with the Commission. A copy of the Former Auditors' letter response to this item is attached as an exhibit to this report.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (c) Exhibits.

        The exhibits filed as a part of this report are listed on the Index to Exhibits on page 4 of this report, which index is incorporated in this Item 7(c) by reference.


                                       -2-

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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: February 9, 1999                 SMARTSOURCES.COM


                                       By: /s/ NATHAN NIFCO
                                           -------------------------------------
                                           Nathan Nifco
                                           Chairman, President and CEO



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                                INDEX TO EXHIBITS


         The following exhibit to this report is incorporated herein by reference:

Exhibit
Number        Description
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
  16          Letter response of Green & McElreath.